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                                                                   Exhibit 10.21

                                 STATE OF ILLINOIS
                          ENVIRONMENTAL PROTECTION AGENCY
                               AMENDMENT NUMBER 1 TO
                              AGENCY SERVICE AGREEMENT

     In consideration of the execution of the Professional Services Agreement Number VI-8302, executed May 19, 1997 (hereinafter, "Enhanced I/M Agreement"), between the Illinois Environmental Protection Agency (hereinafter, "Agency") and Envirotest Illinois, Inc., (hereinafter, "Contractor"), whose address is 246 Sobrante Way, Sunnyvale, CA 94086, the parties hereto further agree as follows:

                                     WITNESSETH:

     WHEREAS, the Agency and the Contractor entered into the Enhanced I/M Agreement hereinabove described, pursuant to which the Agency engaged the Contractor to perform services in connection with the Illinois Vehicle Emissions Inspection Law of 1995;

     WHEREAS, the Parties recognize that the Governor's Executive Order #2 requires the Contractor to notify the Agency in the event it solicits, or intends to solicit, any Agency employee for employment by the Contractor;

     WHEREAS, to reflect the further understandings and agreement of the Agency and the Contractor, the Agency and the Contractor have determined it to be in their best interests to enter into this Amendment Number 1 to the Enhanced I/M Agreement;

NOW THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

1.   The following is added to Agency Service Agreement VI-8302:

     HH.  CONTRACTOR EMPLOYMENT OF AGENCY EMPLOYEES
     The Contractor shall give notice to the Agency if it solicits or intends to solicit for employment any of the Agency's employees during any part of the term of this contract. This notice shall be given in writing at the earliest possible time to the Agency's Ethics Officer.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number
1 to the Enhanced I/M Agreement this 22nd day of October, 1997, and have agreed that it shall become a part of the Agency Service Agreement Number VI-8302 as evidenced by the signatures of their duly authorized representatives as affixed below.

ENVIROTEST ILLINOIS, INC.               ILLINOIS ENVIRONMENTAL
                                        PROTECTION AGENCY

BY /s/ F. Robert Miller                 BY   /s/ Mary A. Gade 10/30/97
   -------------------------------         -------------------------------
   F. Robert Miller                          Mary A. Gade, Director
   President and CEO


                                        INTRA-AGENCY CONCURRENCE:

                                        /s/ Elizabeth R. Tracy 10/29/97
                                        ----------------------------------
                                        Division Manager


                                        [ILLEGIBLE] 10/29/97
                                        ----------------------------------
                                        Manager of Administration


                                        [ILLEGIBLE] 10/29/97
                                        ----------------------------------
                                        Associate Director for Legal Affairs



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